Exhibit 23.b


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 1, 1995 included in and incorporated by reference in Colgate-Palmolive Company's Form 10-K for the year ended December 31, 1994.




                                                ARTHUR ANDERSEN LLP



New York, New York
March 17, 1995